UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

KITE REALTY GROUP TRUST
 (Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 S. Meridian Street Suite 1100 Indianapolis, IN		46204
(Address of principal executive offices)		(Zip Code)

(317) 577-5600
 (Registrant’s telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

                           On August 7, 2006, Kite Realty Group Trust (the “Company”) announced its consolidated financial results for the quarter ended June 30, 2006.  A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K.  A copy of the Company’s Second Quarter Supplemental Disclosure is furnished as Exhibit 99.2 to this report on Form 8-K.  The information contained in Item 2.02 of this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.          Financial Statements and Exhibits.

(a)          Not applicable.

(b)          Not applicable.

(c)          Exhibits.

Exhibit No.	Description

99.1	Kite Realty Group Trust Earnings Press Release dated August 7, 2006
99.2	Kite Realty Group Trust Second Quarter Supplemental Disclosure

SIGNATURES

                           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: August 7, 2006	By:	/s/ Daniel R. Sink

Daniel R. Sink
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEXC

Exhibit	Document

99.1	Kite Realty Group Trust Earnings Press Release dated August 7, 2006
99.2	Kite Realty Group Trust Second Quarter Supplemental Disclosure